                                                                   EXHIBIT 10.35


                            YOUNG BROADCASTING INC.

                                  $200,000,000

                   8 3/4% SENIOR SUBORDINATED NOTES DUE 2007

                               PURCHASE AGREEMENT
                               ------------------

                                                                   June 16, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1305

Ladies and Gentlemen:

          Young Broadcasting Inc., a Delaware corporation (the "Company"), and the Guarantors (as defined below) hereby confirm their agreement with you (the "Initial Purchaser"), as set forth below.

        1. The Securities. Subject to the terms and conditions herein contained,
           --------------
the Company proposes to issue and sell to the Initial Purchaser $200,000,000 aggregate principal amount of its 8 3/4% Senior Subordinated Notes due 2007 (collectively with the Guarantees referred to below, the "Notes"). The Notes are to be issued under an indenture (the "Indenture") to be dated as of June 15, 1997 among the Company, the Guarantors and State Street Bank and Trust Company, as Trustee (the "Trustee"). The Notes will be unconditionally guaranteed by Young Broadcasting of Albany, Inc., a Delaware corporation, Young Broadcasting of La Crosse, Inc., a Wisconsin corporation, Young Broadcasting of Lansing, Inc., a Michigan corporation, Winnebago Television Corporation, an Illinois corporation, Young Broadcasting of Nashville, Inc., a Delaware corporation, YBT, Inc., a Delaware corporation, WKRN, L.P., a Delaware limited partnership, Young Broadcasting of Louisiana, Inc., a Delaware corporation, LAT, Inc., a Delaware corporation, KLFY, L.P., a Delaware limited partnership, Young Broadcasting of Richmond, Inc., a Delaware corporation, Young Broadcasting of

Green Bay, Inc., a Delaware corporation, Young Broadcasting of Knoxville, Inc., a Delaware corporation, WATE, L.P., a Delaware limited partnership, YBK, Inc., a Delaware corporation, Young Broadcasting of Davenport, Inc., a Delaware corporation, Young Broadcasting of Sioux Falls, Inc., a Delaware corporation, Young Broadcasting of Rapid City, Inc., a Delaware corporation, Young Broadcasting of Los Angeles, a Delaware corporation, Fidelity Television, Inc., a California corporation, and any Additional Guarantors (as defined in the Final Memorandum as defined below) (collectively, the "Guarantors") pursuant to the terms of the Indenture (the "Guarantees").

          The Notes will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.

          In connection with the sale of the Notes, the Company and the Guarantors have prepared a final offering memorandum dated June 16, 1997 (the "Final Memorandum") setting forth or including a description of the terms of the Notes and the offering of the Notes, the Company, the Guarantors and any material developments relating to the Company and the Guarantors occurring after the date of the most recent historical financial statements included therein.

          The Initial Purchaser and its direct and indirect transferees of the Notes will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights
                                             ---------
Agreement"), pursuant to which the Company and the Guarantors will agree, among other things, to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein (i) a registration statement under the Act relating to the Company's 8 3/4% Senior Subordinated Notes due 2007 (the "Exchange Notes") to be offered in exchange for the Notes and to use their best efforts to cause such registration statement to be declared effective, or (ii) under certain circumstances, as expressly provided therein, a shelf registration statement pursuant to Rule 415 under the Act relating to the resale of the Notes by holders thereof or, if applicable, relating to the resale of debt securities of the Company substantially identical to the Notes (the "Private Exchange Notes") by the Initial Purchaser pursuant to an exchange of the Notes for Private Exchange Notes, and to use their best efforts to cause such shelf registration statement to be declared effective.

        2.  Representations and Warranties.  The Company and the Guarantors,
            ------------------------------
jointly and severally, represent and warrant to and agree with the Initial Purchaser that:

(a) Neither the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company or the Guarantors in writing by the Initial Purchaser expressly for use in the Final Memorandum or any amendment or supplement thereto.

(b) As of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth in the Final Memorandum under the "as adjusted" column below the caption "Capitalization"; all of the outstanding shares of capital stock of the Company and the corporate Guarantors have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; except as set forth in the Final Memorandum, all of the outstanding shares of capital stock of or partnership interests in, as the case may be, the Guarantors are, and as of the Closing Date will be, owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting; except as set forth in the Final Memorandum, there are no (i) options, warrants or other rights to purchase from the Company or any Guarantor shares of capital stock of or partnership or other ownership interests in, as the case may be, the Company or any Guarantor outstanding, (ii) agreements or other obligations of the Company or any Guarantor to sell such shares or interests or (iii) other rights to convert any obligation into, or exchange any securities for, such shares or interests. All of the issued and outstanding partnership interests of each partnership Guarantor have been, and as of the Closing Date will be, duly authorized and validly issued and were not issued in violation of any preemptive or similar rights. Except for the Guarantors or as disclosed in the Final Memorandum, the Company does not own, directly or indirectly, any shares of capital stock of, or any other equity securities in, any firm, partnership, joint venture or other entity which shares or equity securities entitle the Company to elect at least a majority of the board of directors or other governing body of such firm, partnership, joint venture or other entity.

(c) Each of the Company and the corporate Guarantors has been duly incorporated, is validly existing and is in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own its properties and conduct its business as now conducted, and as described in the Final Memorandum; each of the Company and the corporate Guarantors is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Company and the Guarantors, taken as a whole (any such event, a "Material Adverse Effect"). Each of the partnership Guarantors has been duly formed, is validly existing and is in good standing as a limited partnership under the laws of the jurisdiction of its organization, with all requisite partnership power and authority to own its property and conduct its business as now conducted, and as described in the Final Memorandum; each partnership Guarantor is duly qualified or registered to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or registration, except to the extent that the failure to be so qualified or registered would not, individually or in the aggregate, have a Material Adverse Effect. All necessary filings with respect to the formation of the partnership Guarantors as limited partnerships have been made.

(d) The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes, the Exchange Notes and the Private Exchange Notes. The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, when delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(e) Each of the Guarantors has all requisite corporate or partnership power and authority, as the case may be, to execute, deliver and perform each of its obligations under the Guarantees. The Guarantees endorsed on the Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by each of the Guarantors and, when the Notes, the Exchange Notes and the Private Exchange Notes are executed by the Company and each of the Guarantors and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of each of the Guarantors, entitled to the benefits of the Indenture and enforceable against the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(f) The Company and each of the Guarantors have all requisite corporate or partnership power and authority, as the case may be, to execute, deliver and perform each of their obligations under the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture has been duly and validly authorized by the Company and each of the Guarantors and, when executed and delivered by the Company and each of the Guarantors (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(g) The Company and each of the Guarantors have all requisite corporate or partnership power and authority, as the case may be, to execute, deliver and perform each of their obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Company and each of the Guarantors and, when executed and delivered by the Company and each of the Guarantors, will constitute a valid and legally binding obligation of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

(h) The Amended and Restated Credit Agreement, dated as of November 15, 1996, among the Company, the lenders named therein, Morgan Guaranty Trust Company of New York, as Syndication Agent, Canadian Imperial Bank of Commerce, as Documentation Agent and Bankers Trust Company, as Administrative Agent and Issuing Bank, as amended to the date hereof(the "Credit Agreement"), has been duly and validly authorized by the Company and constitutes a valid and legally binding agreement of the Company in accordance with its terms, except that the enforcement thereof may be subject to (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity and the discretion of any court before which any proceeding therefor may be brought.

(i) The Company and each of the Guarantors have all requisite corporate or partnership power and authority, as the case may be, to execute, deliver and perform each of their obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company and each of the Guarantors. No consent, approval, authorization or order of any court or governmental agency or body (including, without limitation, the Federal Communications Commission (the "FCC")) is required for the performance of this Agreement by the Company or the Guarantors or the consummation by the Company and the Guarantors of the transactions contemplated hereby, except such as have been obtained and other than such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Notes by the Initial Purchaser. None of the Company or the Guarantors is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document (including any partnership agreement or certificate of limited partnership)), (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets (including, without limitation, the Communications Act of 1934, as amended (the "Communications Act") and the rules and regulations of the FCC thereunder), except for any such violation which would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) in breach or default in the performance or observance of (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) any obligation, agreement, covenant or condition contained in any in-denture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (including, without limitation, those relating to the Communications Act), except for any such breach, default or event which would not, individually or in the aggregate, have a Material Adverse Effect.

(j) The execution, delivery and performance by the Company and each of the Guarantors of this Agreement and the consummation by the Company and each of the Guarantors of the transactions contemplated hereby, and the fulfillment of the terms hereof, will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of or cause the revocation or termination of (i) any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which the Company or any of the Guarantors is a party or to which any of them or their respective properties or assets is subject (including, without limitation, those relating to the Communications Act), except for any such conflict, breach, violation, default, event, revocation or termination which would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document (including any partnership agreement or certificate of limited partnership)) of the Company or any of the Guarantors, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Guarantors or any of their respective properties or assets (including, without limitation, the Communications Act and the rules and regulations of the FCC thereunder), except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

(k) The audited consolidated financial statements of the Company and its subsidiaries included in the Fi-nal Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the Company and its subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein and the unaudited consolidated financial statements of the Company and its subsidiaries included in the Final Memorandum are presented on a consistent basis with such audited consolidated financial statements except that they do not contain footnotes, are subject to normal year-end adjustments and are in conformity with generally accepted accounting principles as in effect on December 31, 1996. The summary and selected financial and statistical data in the Final Memorandum present fairly in all material respects the financial information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. Ernst & Young LLP (the "Independent Auditors") is an independent public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder.

(l) The pro forma financial information included in the Final Memorandum have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Final Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

(m) There is not pending or, to the best knowledge of the Company or any Guarantor, threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of the Guarantors is a party, or to which the property or assets of the Company or any of the Guarantors are subject, before or brought by any court or governmental agency or body which would be required to be described in a prospectus that is subject to
     Item 103 of Regulation S-K under the Act, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to be sold hereunder or the consummation of the other transactions described in the Final Memorandum under the caption "Use of Proceeds."

(n) Each of the Company and the Guarantors possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including, without limitation, the FCC), all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Final Memorandum, except where the failure to obtain such licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not, individually or in the aggregate, have a Material Adverse Effect, and none of the Company or the Guarantors has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Final Memorandum and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect. The licenses issued to the Company and the Guarantors by the FCC (the "Licenses") are valid and in full force and effect with no restrictions or qualifications which would have a Material Adverse Effect. No event has occurred which permits, or with notice or lapse of time or both would permit, and no legal governmental proceeding has been instituted or threatened which could cause, the revocation or termination of any of the Licenses or which might result in any other impairment or modification of the rights of the Company or any Guarantor therein which in any such case would have a Material Adverse Effect. Except as described in the Final Memorandum, the Company has no reason to believe that any License issued by the FCC will not be renewed in the ordinary course.

(o) Since the respective dates as of which information is given in the Final Memorandum, except as described or contemplated therein, (i) none of the Company or any of the Guarantors has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business and (ii) none of the Company or any of the Guarantors has purchased any of its outstanding capital stock (other than pursuant to the Company's existing stock repurchase program), nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than with respect to any such Guarantor, the purchase of, or dividend or distribution on, capital stock owned by the Company).

(p) Each of the Company and the Guarantors has filed all necessary federal, state and foreign income and franchise tax returns required to be filed prior to the date hereof, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Guarantor is contesting in good faith and for which the Company or such Guarantor has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any of the Guarantors that would have, individually or in the aggregate, a Material Adverse Effect.

(q) None of the Company, the Guarantors or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Notes to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

(r) Each of the Company and the Guarantors has good, sufficient and legal title to all real property and good title to all personal property described in the Final Memorandum as being owned by it and good, sufficient and legal title to a leasehold estate in the real and personal property described in the Final Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Final Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. All leases, contracts and agreements to which the Company or any of the Guarantors is a party or by which any of them is bound are valid and enforceable against the Company or such Guarantor, and are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

(s) Except as described in the Final Memorandum, each of the Company and the Guarantors is in compliance in all material respects with all laws, rules or regulations relating to pollution or protection of public or employee health or the environment ("Environmental Law") and with the terms and conditions of any permit, license or approval required thereunder in connection with the ownership, operation or use of its business, property and assets where the failure to be in such compliance could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; except as disclosed in the Final Memorandum, none of the Company or the Guarantors is subject to any liability, absolute or contingent, under any Environmental Law which liability would, individually or in the aggregate, have a Material Adverse Effect; except as disclosed in the Final Memorandum, there is no civil, criminal or administrative action, suit, demand, hearing, notice of violation or deficiency, investigation, proceeding or notice of potential responsibility or demand letter or request for information pending or threatened against the Company or any of the Guarantors under any Environmental Law which, if determined adversely to the Company or any such Guarantors would, individually or in the aggregate, result in a Material Adverse Effect.

(t) Except as set forth in the Final Memorandum, there is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Guarantors which is pending or, to the best knowledge of the Company or any Guarantor, threatened.

(u) Each of the Company and the Guarantors carries insurance (including self insurance) in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties.

(v) None of the Company or the Guarantors has any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any Guarantor makes or ever has made a contribution and in which any employee of the Company or any Guarantor is or has ever been a participant. With respect to such plans, the Company and each Guarantor is in compliance in all material respects with all applicable provisions of ERISA.

(w) None of the Company or the Guarantors will be an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

(x) The Notes, the Exchange Notes, the Indenture and the Registration Rights Agreement will, when executed, and this Agreement and the Credit Agreement do, conform in all material respects to the descriptions thereof in the Final Memorandum.

(y) No holder of securities of the Company or any Guarantor will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement.

(z) After the consummation of the transactions contemplated by this Agreement, the fair value and present fair salable value of the assets of the Company and the Guarantors (on a consolidated basis) will exceed the sum of their stated liabilities and identified contingent liabilities (on a consolidated basis); the Company and the Guarantors (on a consolidated basis) are not, and the Company and the Guarantors (on a consolidated basis) will not be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby,
     (a) left with unreasonably small capital with which to carry on their business as it is proposed to be conducted, (b) unable to pay their debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

(aa) The affiliation agreements between each of the broadcast television stations of the Company and the Guarantors, as applicable, and the ABC Television Network, the CBS Television Network and the NBC Television Network, as applicable, have been duly authorized, executed and delivered by the Company and the Guaran-tors, as applicable, and are the valid and legally binding obligations of the respective parties thereto and the description of such affiliation agreements in the Final Memorandum under the caption "Business -- Network Affiliation Agreements" is a fair and accurate summary thereof.

(bb) None of the Company, the Guarantors or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Act of the Notes or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Notes (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

(cc) Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchaser in the manner contemplated by this Agreement to register any of the Notes under the Act or to qualify the Indenture under the TIA.

(dd) No securities of the Company or any Guarantor are of the same class (within the meaning of Rule 144A under the Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

(ee) None of the Company or the Guarantors has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Notes.

(ff) None of the Company, the Guarantors, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchaser) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regula-tion S")) with respect to the Notes and the Company, the Guarantors and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchaser) have acted in accordance with the offering restrictions requirement of Regulation S.

        3.  Purchase, Sale and Delivery of the Notes.  On the basis of the
            ----------------------------------------
representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, each of the Company and the Guarantors agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company and the Guarantors the entire principal amount of the Notes at a purchase price of 99.12% of the principal amount thereof. Certificates in definitive form for the Notes that the Initial Purchaser have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchaser request upon notice to the Company at least two business days prior to the Closing Date, shall be delivered by or on behalf of the Company and the Guarantors to the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer of same day or immediately available funds to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. The Company agrees to reimburse the Initial Purchaser for the cost of obtaining such same day or immediately available funds. The Company has requested that due to certain circumstances beyond its control that the delivery of and payment for the Notes be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, at 10:00 A.M., New York time, on June 23, 1997, or at such other place, time or date as the Initial Purchaser and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." Upon completion of such delivery and payment the offer and sale of the Notes to the Initial Purchaser will be declared completed (the "Closing"). The Company and the Guarantors will make such certificate or certificates for the Notes available for checking and packaging by the Initial Purchaser at its offices in New York, New York at least one business day prior to the Closing Date.

        4.  Offering by the Initial Purchaser.  The Initial Purchaser proposes
            ---------------------------------
to make an offering of the Notes at the price and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

        5.  Covenants of the Company and the Guarantors. Each of the Company and
            -------------------------------------------
the Guarantors jointly and severally covenants and agrees with the Initial Purchaser that:

(a) The Company and the Guarantors will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchaser shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have given their consent, which will not be unreasonably withheld. The Company and the Guarantors will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Final Memorandum that may be necessary or advisable in connection with the resale of the Notes by the Initial Purchaser.

(b) The Company and the Guarantors will cooperate with the Initial Purchaser in arranging for the qualification of the Notes for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchaser may reasonably designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Notes; provided, however, that in connection therewith, neither of the Company nor
     --------  -------

     any Guarantor shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

(c) If, at any time prior to the completion of the initial resale by the Initial Purchaser of the Notes, any event occurs as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Company and the Guarantors will promptly notify the Initial Purchaser thereof and will prepare, at their expense, an amendment or supplement to the Fin-al Memorandum that corrects such statement or omission or effects such compliance.

(d) The Company and the Guarantors will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of the Final Memorandum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

(e) The Company will apply the net proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Final Memorandum.

(f) For and during the period ending on the date no Notes are outstanding, the Company and the Guarantors will furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company or the Guarantors to the Trustee or the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company or the Guarantors with the Commission or any national securities exchange on which any class of securities of the Company or the Guarantors may be listed.

(g) Prior to the Closing Date, the Company will furnish to the Initial Purchaser, as soon as they have been prepared, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Final Memorandum.

(h) Neither of the Company nor any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Act of the Notes.

(i) The Company and the Guarantors will not solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

(j) For so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company and the Guarantors will make available, upon request, to any seller of such Notes the information specified in Rule 144A(d)(4) under the Act, unless the Company and the Guarantors are then subject to Section 13 or 15(d) of the Exchange Act.

(k) Each of the Company and the Guarantors will use its best efforts to (i) permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL Market and (ii) permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

(l) The Company and the Guarantors shall promptly prepare the Final Memorandum and will cooperate with and assist the Initial Purchaser in connection with the marketing and sale of the Notes consistent with standards customary in the marketing and sale of similar securities, including, without limitation, the provision of information reasonably requested by the Initial Purchaser and the performance of all "roadshow" activities (including, without limitation, making available to the Initial Purchaser and prospective investors in the Notes management, accountants and others reasonably requested by the Initial Purchaser).

        6.  Expenses.  The Company and the Guarantors agree, jointly and
            --------
severally, to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions, including any costs of printing the Final Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents,
(iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Initial Purchaser of the Notes, (v) the qualification of the Notes under state securities and "Blue Sky" laws in accordance with Section 5(b) hereof, including filing fees and fees and disbursements of counsel for the Initial Purchaser relating thereto, (vi) expenses in connection with any meetings with prospective investors in the Notes, ex-cept to the extent that the parties hereto agree otherwise, (vii) fees and expenses of the Trustee, including fees and expenses of its counsel, (viii) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market and (ix) any fees charged by investment rating agencies for the rating of the Notes. If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company or any Guarantor to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchaser of its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company and the Guarantors jointly and severally agree to promptly reimburse the Initial Purchaser upon demand for all reasonable out-of-pocket expenses (including fees, disbursements and charges of Cahill Gordon & Reindel, counsel for the Initial Purchaser) that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Notes. The Company and the Guarantors shall not be liable to the Initial Purchaser for loss of contemplated profits from the transactions covered by this Agreement.

        7.  Conditions of the Initial Purchaser' Obligations. The obligation of
            ------------------------------------------------
the Initial Purchaser to purchase and pay for the Notes shall, in its sole discretion, be subject to satisfaction or waiver of the following conditions:

(a) On the Closing Date, the Initial Purchaser shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchaser, of Cooperman Levitt Winikoff Lester & Newman, P.C., counsel for the Company and the Guarantors, in form and substance satisfactory to counsel for the Initial Purchaser, to the effect that:

(i) Each of the Company and the corporate Guarantors is duly incorporated, validly existing and in good standing under the laws of its respective
     jurisdiction of incorporation and has all requisite   corporate power and
     authority to own, lease and operate its properties and to conduct its business as described in the Final Memorandum. Each of the Company and the corporate Guarantors is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

(ii) Each partnership Guarantor has been duly formed and is validly existing as a limited partnership under the laws of the jurisdiction of its organization, has the partnership power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified or registered to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or registration, except to the extent that the failure to be so qualified or registered would not, individually or in the aggregate, have a Material Adverse Effect; all necessary filings with respect to the formation of the partnership Guarantors as limited partnerships have been made; and all the issued and outstanding partnership interests of each partnership Guarantor have been duly authorized and validly issued and to such counsel's knowledge were not issued in violation of any preemptive or similar rights.

(iii)The Company has the authorized, issued and outstanding capitalization set forth in the Final Memorandum under the "as adjusted" column below the caption "Capitalization"; all of the outstanding shares of capital stock of the Company and the corporate Guarantors have been duly authorized and validly issued, are fully paid and nonassessable and, to the knowledge of such counsel, were not issued in violation of any preemptive or similar rights; except as set forth in the Final Memorandum, all of the outstanding shares of capital stock of or partnership interests in, as the case may be, the Guarantors are owned, directly or indirectly, by the Company, free and clear of all perfected security interests and, to the knowledge of such counsel, free and clear of all other liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting.

(iv) Except as set forth in the Final Memorandum, to the knowledge of such counsel (A) no options, warrants or other rights to purchase from the Company or any Guarantor shares of capital stock of or partnership or other ownership interests in, as the case may be, the Company or any Guarantor are outstanding, (B) no agreements or other obligations of the Company or any Guarantor to issue, or other rights to cause the Company or any Guarantor to convert, any obligation into, or exchange any securities for, shares of capital stock of or partnership or other ownership interests in, as the case may be, the Company or any Guarantor are outstanding and (C) no holder of securities of the Company or any Guarantor is entitled to have such securities registered under a registration statement filed under the Act.

(v) The Notes are in the form contemplated by the Indenture. The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by the Company and when executed (and assuming the due authorization, execution and delivery of the Indenture by the Trustee and the execution, delivery and authentication of the Notes, the Exchange Notes and the Private Exchange Notes by the Trustee in accordance with the Indenture) and delivered by the Company and, in the case of the Notes, paid for by the Initial Purchaser in accordance with the terms of this Agreement, will constitute the valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether a proceeding is sought in equity or at law), and except that such counsel need not express any opinion as to the enforceability of the waiver as to usury, extension or stay laws.

(vi) The notations on the Notes relating to the Guarantees are in the form contemplated by the Indenture. Each of the Guarantors has all requisite corporate or partnership power and authority, as the case may be, to execute, deliver and perform its obligations under the Guarantees. The Guarantees endorsed on the Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by each of the Guarantors and, when the

     Notes, the Exchange Notes and the Private Exchange Notes are executed by the Company and each of the Guarantors and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will constitute the valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights and remedies generally and subject as to enforceability, to general principles of equity (regardless of whether a proceeding is sought in equity or at law), and except that such counsel need not express any opinion as to the enforceability of the waiver as to usury, extension or stay laws.

        (vii) Each of the Company and the Guarantors has all requisite corporate or partnership power and authority, as the case may be, to execute, deliver and perform its obligations under the Indenture and the Notes; the Indenture is in sufficient form for qualification under the TIA; the Indenture has been duly and validly authorized by each of the Company and the Guarantors and, when duly executed and delivered by the Company and the Guarantors (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute the valid and legally binding obligation of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether a proceeding is sought in equity or at law), and except that such counsel need not express any opinion as to the enforceability of the waiver as to usury, extension or stay laws.

        (viii) Each of the Company and the Guarantors has all requisite corporate or partnership power and authority, as the case may be, to execute, deliver and perform its obligations under the Registration Rights Agreement; the Registration Rights Agreement has been duly and validly authorized by each of the Company and the Guarantors and when duly executed and delivered by each of the Company and the Guarantors, will constitute the valid and legally binding obligation of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether a proceeding is sought in equity or at law), and subject to the limitations of federal and state securities laws and public policy considerations as to any rights to indemnity or contribution thereunder.

(ix) The Credit Agreement has been duly and validly authorized by the Company and each of the Guarantors and constitutes a valid and legally binding agreement of the Company and each of the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity and the discretion of any court before which any proceeding therefor may be brought.

(x) Each of the Company and the Guarantors has all requisite corporate or partnership power and authority, as the case may be, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; the execution, delivery and performance of this Agreement by the Company and the Guarantors and the consummation by the Company and the Guarantors of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company and each of the Guarantors. This Agreement has been duly executed and delivered by the Company and each of the Guarantors.

(xi) The Indenture, the Notes, the Guarantees, the Credit Agreement and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Final Memorandum.

        (xii) After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which any of the Company or the Guarantors is a party or to which the property or assets of the Company or any Guarantor is subject which would be required to be described in a prospectus that is subject to Item 103 of Regulation S-K under the Act, or which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to be sold hereunder or the consummation of the other transactions described in the Final Memorandum under the caption "Use of Proceeds."

        (xiii) To the knowledge of such counsel, none of the Company or the Guarantors is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such violation which would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) in breach or default in the performance or observance of (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument known to such counsel (including in any event any of the foregoing which have been filed by the Company with the Commission) to which any of them is a party or to which any of them or their respective properties or assets is subject, except for any such breach, default or event which would not, individually or in the aggregate, have a Material Adverse Effect.

        (xiv) The execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Notes to the Initial Purchaser) will not conflict with or constitute or result in a breach or violation of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument known to such counsel (including in any event the Credit Agreement and any of the foregoing which have been filed by the Company with the Commission) to which the Company or any of the Guarantors is a party or to which any of them or their respective properties or assets is subject, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document) of the Company or any of the Guarantors, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof) any statute, judgment, decree, order, rule or regulation known to such counsel to be applicable to the Company or any of the Guarantors or any of their respective properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect .


        (xv) To the best knowledge of such counsel, no consent, approval, authorization or order of any governmental authority is required for the issuance and sale by the Company and the Guarantors of the Notes to the Initial Purchaser or the other transactions contemplated hereby, except such as may be required under Blue Sky laws, as to which such counsel need express no opinion, and those which have previously been obtained.

        (xvi) None of the Company or the Guarantors is, or immediately after the sale of the Notes to be sold hereunder and the application of the proceeds from such sale (as described in the Final Memorandum under the caption "Use of Proceeds") will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

        (xvii) No registration under the Act of the Notes is required in connection with the sale of the Notes to the Initial Purchaser as contemplated by this Agreement and the Final Memorandum or in connec-
        tion with the initial resale of the Notes by the Initial Purchaser in accordance with Section 8 of this Agreement, and prior to the commencement of the Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the TIA, in each case assuming (i) that the purchasers who buy the Notes in the initial resales are qualified institutional buyers as defined in Rule 144A promulgated under the Act ("QIBs" or "Qualified Institutional Buyers"), or not U.S. persons (as defined in Regulation S promulgated under the Act), (ii) the accuracy of the Initial Purchaser's representations in
        Section 8 and those of the Company and the Guarantors contained in this Agreement regarding the absence of a general solicitation or general advertising in connection with the sale of the Notes to the Initial Purchaser and the initial resales and (iii) the due performance by the Initial Purchaser of the agreements set forth in Section 8 hereof.

           (xviii)   Neither the consummation of the transactions contemplated
        by this Agreement nor the sale, issuance, execution or delivery of the Notes will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System .

          At the time the foregoing opinion is delivered, Cooperman Levitt Winikoff Lester & Newman, P.C. shall additionally state that it has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent auditors for the Company, representatives of the Initial Purchaser and counsel for the Initial Purchaser, at which conferences the contents of the Final Memorandum and related matters were discussed, and, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except to the extent specified in subsection 7(a)(xi)), no facts have come to its attention which lead it to believe that the Final Memorandum, on the date thereof or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such firm need express no view with respect to the financial statements and related notes thereto and the other financial, statistical, numerical and accounting data included in the Final Memorandum). The opinion of Cooperman Levitt Winikoff Lester & Newman, P.C. described in this Section shall be rendered to the Initial Purchaser at the request of the Company and the Guarantors and shall so state therein. In rendering such opinion, counsel may state that it expresses no opinion with respect to matters arising under the Communications Act, or the rules and regulations of the FCC.

          References to the Final Memorandum in this subsection (a) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

(b) On the Closing Date, the Initial Purchaser shall have received the opinion of Wiley, Rein & Fielding, communications counsel for the Company and the Guarantors, in form and substance satisfactory to counsel for the Initial Purchaser, to the effect that:

(i) the execution and delivery by each of the Company and the Guarantors of, and the performance by each of the Company and the Guarantors of its obligations under, this Agreement, the Indenture, the Notes and the Guarantees, as applicable, did not or will not result in a violation of the Communications Act or any order, rule or regulation of the FCC;

(ii) no consent, approval, authorization, order, registration or qualification of or with any governmental agency or body is required under the Communications Act or the rules and regulations of the FCC for the execution and delivery by each of the Company and the Guarantors of, and the performance by each of the Company and the Guarantors of its obligations under, this Agreement, the Indenture, the Notes and the Guarantees, as applicable;

(iii)the Company and the Guarantors are the holders of the Licenses issued by the FCC listed in an attachment to such opinion (the "FCC Licenses"), all of which are validly issued by the FCC and in full force and effect, with no material restrictions or qualifications other than as described in the Fi-nal Memorandum and to the best of such counsel's knowledge based solely on the description of the business and properties of the Company and the Guarantors in the Final Memorandum and given by the Company to such counsel, such FCC Licenses constitute all of the FCC Licenses necessary for the Company and the Guarantors to own their properties and to conduct their businesses in the manner and to the full extent now operated or proposed to be operated as described in the Fi-nal Memorandum;

(iv) other than matters described in the Final Memorandum and except as to any other matters relating to the television broadcast industry in general which would not have a Material Adverse Effect, such counsel after due inquiry does not know of (A) any proceedings threatened, pending or contemplated before the FCC against or involving the properties, businesses or FCC Licenses of the Company and the Guarantors, or (B) any communications laws or regulations of the United States applicable to such properties, businesses or Licenses, which in either case could have a Material Adverse Effect;

(v) other than as described in the Final Memorandum, to the best of such counsel's knowledge after due inquiry, no event has occurred which permits, or with notice or lapse of time or both would permit, the revocation or non-renewal of any of the FCC Licenses, assuming the filing of timely license renewal applications and the timely payment of all applicable filing and regulatory fees to the FCC, or which might result in any other material impairment of the rights of the Company or the Guarantors in the FCC Licenses; and

(vi) the statements in the Final Memorandum under the caption "Risk Factors-Government Regulation" and "Business-Federal Regulation of Television Broadcasting" insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein and such counsel does not believe that such statements as of the date of the Final Memorandum and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          In rendering such opinion, counsel may state that it expresses no opinion with respect to any matters other than those arising under the Communications Act and the published rules and regulations promulgated thereunder by the FCC, and may rely as to all matters of fact relevant to such opinion on certificates and written statements of officers and employees of the Company; provided, however, that all such certificates and
                               --------- ---------
     statements shall be satisfactory to you in all material respects and attached to such counsel's opinion. In addition, counsel may note that item (ii) above is qualified by the requirement to file certain corporate and loan instruments with the FCC within 30 days of the Closing Date.

(c) On the Closing Date, the Initial Purchaser shall have received the favorable opinion, dated as of the Closing Date and addressed to the Initial Purchaser, of Cahill Gordon & Reindel, counsel for the Initial Purchaser, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchaser may require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

          In addition, such counsel shall additionally state that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent accountants for the Company at which conferences the contents of the Offering Memorandum and related matters were discussed, and although such counsel has not verified and does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing (relying as to materiality to the extent such counsel deemed appropriate upon the representations and opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that the Offering Memorandum, at the date thereof or as of the Closing Time, contained or contains an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements, including the notes thereto, or any other financial or statistical data found in or derived from the internal accounting and other records of the Company and its subsidiaries set forth or referred to in the Offering Memorandum).

(d) On the Closing Date, the Initial Purchaser shall have received from Ernst & Young LLP a comfort letter or letters dated the Closing Date, in form and substance satisfactory to counsel for the Initial Purchaser.

(e) The representations and warranties of the Company and each of the Guarantors contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date; the Company and each of the Guarantors shall have in all material respects performed all covenants and agreements and satisfied all conditions on their respective parts to be performed or satisfied hereunder at or prior to the Closing Date.

(f) Subsequent to the date of the most recent financial statements in the Final Memorandum, the Company shall not have suffered any event or circumstance which would have a Material Adverse Effect and that makes it, in your reasonable judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum.

(g) The sale of the Notes hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

(h) Subsequent to the date of the most recent financial statements in the Final Memorandum, other than as described or contemplated in the Final Memorandum, none of the Company or the Guarantors shall have incurred any liabilities or obligations, direct or contingent (other than in the ordinary course of business), that are material to the Company or the Guarantors, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or other) or results of operations or prospects of the

     Company or the Guarantors, taken as a whole, and there shall not have been any adverse change in the capital stock or long-term indebtedness of the Company or the Guarantors that is material to the business, condition (financial or other) or results of operations or prospects of the Company and the Subsidiaries, taken as a whole.

(i) Subsequent to the date of the most recent financial statements in the Final Memorandum, the conduct of the business and operations of the Company or the Guarantors shall not have been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise stated therein, the properties of the Company or the Guarantors shall not have sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage which would not, individually or in the aggregate, have a Material Adverse Effect.

(j) The Initial Purchaser shall have received certificates of the Company and each of the Guarantors, dated the Closing Date, signed on behalf of the Company and each of the Guarantors by their respective Chairman of the Board, President or any Senior Vice President and the Chief Financial Officer, to the effect that:

(i) The representations and warranties of the Company and each of the Guarantors contained in this Agreement are true and correct in all material respects as of the date hereof and as of the Closing Date, and the Company and each of the Guarantors have in all material respects performed all covenants and agreements and satisfied hereunder all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Final Memorandum, no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would have a Material Adverse Effect;

(iii)Since the date hereof or since the date of the most recent financial statements in the Final

        Memorandum, none of the Company or any of the Guarantors has incurred any liabilities or obligations, direct or contingent (other than in the ordinary course of business), that are material to the Company or the Guarantors, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or other) or results of operations or prospects of the Company or the Guarantors, taken as a whole, and there has not been any change in the capital stock or long-term indebtedness of the Company or the Guarantors that is material to the business, condition (financial or other) or results of operations or prospects of the Company or the Guarantors, taken as a whole, except as described by the Final Memorandum; and

(iv) The sale of the Notes hereunder has not been enjoined (temporarily or permanently).

(k) On the Closing Date, the Initial Purchaser shall have received the Registration Rights Agreement executed by the Company and the Guarantors and such agreement shall be in full force and effect.

          On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Guarantors as they shall have heretofore reasonably requested from the Company and the Guarantors.

          All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchaser and counsel for the Initial Purchaser. The Company and the Guarantors shall furnish to the Initial Purchaser such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchaser shall reasonably request.

        8.  Offering of Notes; Restrictions on Transfer.  (a)  The Initial
            -------------------------------------------
Purchaser represents and warrants and agrees with the Company and the Guarantors that it is a Qualified Institutional Buyer and agrees with the Company and the Guarantors that (i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or offer or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has solicited and will solicit offers for the Notes only from, and will offer the Notes only to (A) in the case of offers inside the United States, persons whom such Initial Purchaser reasonably believes to be Qualified Institutional Buyers or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided that, in the case of clauses (ii)(A) and (ii)(B)
                   --------
above, in purchasing such Notes such persons are deemed to have made the representations and agreed to the other provisions contained under the caption "Transfer Restrictions" contained in the Final Memorandum.

(b) The Initial Purchaser represents, warrants and agrees with respect to offers and sales outside the United States that:

(i) it understands that no action has been or will be taken in any jurisdiction by it that would permit a public offering of the Notes, or possession or distribution of any Memorandum or any other offering or publicity material relating to the Notes, in any country or jurisdiction where action for that purpose is required;

(ii) it has complied and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes any Memorandum or any such other material, in all cases at its own expense;

(iii)the Notes have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act;

(iv) it has offered the Notes and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S. Accordingly, neither the Initial Purchaser, its Affiliates nor any persons acting on its or its Affiliate's behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and the Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

(v) it has (A) not offered or sold, and will not offer or sell in the United Kingdom, by means of any document, any Notes other than to persons whose ordinary business it is to buy and sell shares or debentures, whether as a principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the Companies Act 1985, (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by them in relation to the Notes in, from or otherwise involving the United Kingdom, and (C) only issued or passed on and will only issue and pass on to any persons in the United Kingdom any document received by it in connection with the issue of the Notes if that person is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988;

(vi) it understands that the Notes have not been and will not be registered under the Securities and Exchange Law of Japan, and represent that it has not offered or sold, and agrees that it will not offer or sell, any Notes, directly or indirectly, in Japan or to or from any resident of Japan except
     (A) pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan and (B) in compliance with any other applicable requirements of Japanese law; and

        (vii) The Initial Purchaser agrees that, at or prior to confirmation of sales of the Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the restricted period a confirmation or notice to substantially the following effec t:

                    "The Securities covered hereby have not been registered
               under the United States Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the Securities at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them in Regulation S.".

Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

        9.  Indemnification and Contribution. (a) The Company and the
            --------------------------------
Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchaser, and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

        (i) any untrue statement or alleged untrue statement of any material fact contained in the Final Memorandum or any amendment or supplement thereto or any application or other document, or any amendment or supplement thereto, executed by the Company or any Guarantor or based upon written information furnished by or on behalf of the Company or any Guarantor filed in any jurisdiction in order to qualify the Notes under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application"); or

(ii) the omission or alleged omission to state, in the Final Memorandum or any amendment or supplement thereto or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Initial Purchaser and each such controlling person for any legal or other expenses incurred by the Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company and the Guarantors
                             --------- -------
will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Final Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company or the Guarantors by the Initial Purchaser specifically for use therein. This indemnity agreement will be in addition to any liability that the Company or the Guarantors may otherwise have to the indemnified parties. Neither the Company nor the Guarantors shall be liable under this
Section 9 for any settlement of any claim or action effected without their consent.

(b) The Initial Purchaser agrees to indemnify and hold harmless each of the Company, the Guarantors, their directors, their officers and each person, if any, who controls the Company or such Guarantor within the meaning of
     Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or the Guarantors or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Final Memorandum or any amendment or supplement thereto or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Final Memorandum or any amendment or supplement thereto or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser, furnished to the Company by such Initial Purchaser specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any Guarantor or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties. The Initial Purchaser shall not be liable under this
     Section 9 for any settlement of any claim or action effected without its consent.


(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party
     (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided,
                                                                     ---------
     however, that if (i) the use of counsel chosen by the indemnifying party to
     --------
     represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
     Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph
     (a) of this Section 9 or either the Company or any of the Guarantors in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

          No indemnifying party shall, without the prior written consent of the indemnified party, or, if such indemnified party is a person who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, without the prior written consent of such Initial Purchaser, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional written release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on claims that are the subject matter of such proceeding.

(d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors on the one hand, or the Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Guarantors and the Initial Purchaser agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of the Company and the Guarantors, each officer of the Company and the Guarantors and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.

        10.  Survival Clause.  The respective representations, warranties,
             ---------------
agreements, covenants, indemnities and other statements of the Company and the Guarantors, their respective officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company and the Guar - antors, any of their respective officers or directors, the Initial Purchaser or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

        11.  Termination.  (a)  This Agreement may be terminated in the sole
             -----------
discretion of the Initial Purchaser by notice to the Company given prior to the Closing Date in the event that the Company or any of the Guarantors shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their respective part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

        (i) any of the Company or the Guarantors shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchaser, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchaser, any Material Adverse Change, or any event or development involving or reasonably likely to cause or result in a Material Adverse Change (including without limitation a change in management or control of the Company or the Guarantors), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

        (ii) trading in securities of the Company or in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

        (iii) a banking moratorium shall have been declared by New York or United States authorities;

        (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escala-
        tion of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or
        (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes as contemplated by the Final Memorandum; or

          (v) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
        Section 10 hereof.

        12.  Information Supplied by the Initial Purchaser. The statements set
             ---------------------------------------------
forth in the last paragraph on the front cover page and under the heading "Private Placement" in the Memorandum (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by the Initial Purchaser to the Company for the purposes of Sections 2(a) and 9 hereof.

        13.  Notices.  All communications hereunder shall be in writing and,
             --------
if sent to the Initial Purchaser, shall be mailed or delivered or telecopied and confirmed in writing to (i) Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1305, Attention: Timothy J. Grell, Telecopier Number (212) 449-5057, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: William M. Hartnett, Esq., Telecopier Number (212) 269-5420; if sent to the Company, shall be mailed or delivered or telecopied and confirmed in writing to the Company at 599 Lexington Avenue, 47th Floor, New York, New York 10022, Attention: Vincent J. Young, Chairman; Telecopier Number (212) 758-1229, with a copy to Cooperman Levitt Winikoff Lester & Newman, P.C., 800 Third Avenue, New York, New York 10022,
Attention: Robert L. Winikoff, Esq.; Telecopier Number (212) 755-2839.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

        14.  Successors. This Agreement shall inure to the benefit of and be
             ----------
binding upon the Initial Purchaser, the Company and the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantors contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in
Section 9 of this Agreement shall also be for the benefit of the directors of the Company and the Guarantors, their respective officers and any person or who control the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Notes from the Initial Purchaser will be deemed a successor because of such purchase.

        15.  APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT,
             --------------
AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

        16.  Counterparts.  This Agreement may be executed in two or more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Guarantors and the Initial Purchaser.

                                  Very truly yours,

                                  YOUNG BROADCASTING INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  YOUNG BROADCASTING OF ALBANY, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  YOUNG BROADCASTING OF LA CROSSE, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  YOUNG BROADCASTING OF LANSING, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  WINNEBAGO TELEVISION CORPORATION

                                  By:________________________________
                                    Name:
                                    Title:

                                  YOUNG BROADCASTING OF NASHVILLE,INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  YBT, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  WKRN, L.P.

                                  By:  Young Broadcasting of

                                  Nashville, Inc., general

                                  partner

                                  By:________________________________
                                    Name:
                                    Title:

                                  YOUNG BROADCASTING OF LOUISIANA, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  LAT, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  KLFY, L.P.

                                  By:  Young Broadcasting of

                                  Louisiana, Inc., general

                                  partner

                                  By:________________________________
                                    Name:
                                    Title:

                                  YOUNG BROADCASTING OF RICHMOND, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  YOUNG BROADCASTING OF GREEN BAY, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  YOUNG BROADCASTING OF KNOXVILLE, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  WATE, L.P.

                                  By:  Young Broadcasting of

                                  Knoxville, Inc., general

                                  partner

                                  By:________________________________
                                    Name:
                                    Title:

                                  YBK, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  YOUNG BROADCASTING OF DAVENPORT, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  YOUNG BROADCASTING OF SIOUX FALLS, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                                  YOUNG BROADCASTING OF RAPID CITY, INC.

                                  By:________________________________
                                    Name:
                                    Title:

                              YOUNG BROADCASTING OF LOS ANGELES, INC.

                              By:________________________________
                                Name:
                                Title:

                              FIDELITY TELEVISION, INC.

                              By:________________________________
                                Name:
                                Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

By:  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith

Incorporated

By:_____________________________
   Name:
   Title: